                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   X
Filed by a Party other than the Registrant

Check the appropriate box:

X  Preliminary Proxy Statement           Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
   Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CAMDEN PROPERTY TRUST
                (Name of Registrant as Specified in Its Charter)

                                   NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X  No fee required.

   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:__________

   2)  Aggregate number of securities to which transaction applies:_____________

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_______________________________________________

   4)  Proposed maximum aggregate value of transaction:_________________________

   5)  Total fee paid:__________________________________________________________

   Fee paid previously with preliminary materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1)  Amount previously paid: _________________________________________________

   2)  Form, Schedule or Registration Statement No.:  __________________________

   3)  Filing party:  __________________________________________________________

   4)  Date filed:  ____________________________________________________________

                              CAMDEN PROPERTY TRUST
                          3 GREENWAY PLAZA, SUITE 1300
                              HOUSTON, TEXAS 77046

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


DATE:             May 4, 2000
TIME:             10:00 a.m., central time
PLACE:            St. Regis Hotel
                  1919 Briar Oaks Lane
                  Houston, Texas

MATTERS TO BE VOTED ON:

1.       Election of eight trust managers;

2.       Approval of an amendment to our share incentive plan;

3. Approval and adoption of a plan to encourage share purchase and ownership by our employees;

4. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2000; and

5.       Any other matter that may properly come before the meeting.

THE BOARD OF TRUST MANAGERS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF TRUST MANAGERS, THE AMENDMENT TO OUR SHARE INCENTIVE PLAN, THE ADOPTION OF THE PLAN TO ENCOURAGE SHARE PURCHASE AND OWNERSHIP BY OUR EMPLOYEES AND THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR 2000.

Shareholders who are holders of record of common shares at the close of business on March 22, 2000 will be entitled to vote at the annual meeting.

Please read the attached proxy statement and the voting instructions on the proxy card and then vote by filling out, signing and dating the proxy card and returning it in the enclosed postage pre-paid envelope or by facsimile to (713) 354-2710. If you attend the annual meeting, you may revoke your proxy and vote your shares in person. Please contact our investor relations department at 1-800-9Camden, or in Houston at (713) 354-2500, if you have any questions.

                                    By Order of the Board of Trust Managers,



                                    G. Steven Dawson
                                    Chief Financial Officer, Senior Vice
                                    President--Finance, Treasurer and Secretary


Houston, Texas
March ___, 2000

                                TABLE OF CONTENTS


THE ANNUAL MEETING.............................................................1

BOARD OF TRUST MANAGERS........................................................2

         Election of Trust Managers............................................2
         Required Vote.........................................................4
         Board Meetings........................................................4
         Committees of the Board of Trust Managers.............................4
         Board Compensation....................................................4

AUDIT COMMITTEE REPORT.........................................................5

EXECUTIVE OFFICERS.............................................................6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................7

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.................................9

COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION...............10

COMPENSATION OF EXECUTIVE OFFICERS............................................12

         Employment Agreements................................................13
         Compensation Committee Interlocks and Insider Participation..........13

PERFORMANCE GRAPH.............................................................14

AMENDMENT TO OUR SHARE INCENTIVE PLAN.........................................15

ADOPTION OF OUR EMPLOYEE SHARE PURCHASE PLAN..................................15

         Description of the Plan..............................................15
         Material Federal Income Tax Consequences.............................16
         Required Vote........................................................17

SELECTION OF INDEPENDENT AUDITORS.............................................17

SHAREHOLDER PROPOSALS.........................................................17

ANNUAL REPORTS................................................................17

ANNEX A - Camden Property Trust 1999 Employee Share Purchase Plan............A-1

                               THE ANNUAL MEETING

     The Board of Trust Managers is soliciting proxies to be used at the annual meeting. This proxy statement and form of proxy are first being sent to shareholders on March 30, 2000.

         The following is important information regarding the annual meeeting.

Q:   WHAT MAY I VOTE ON?

A: At the annual meeting, you will be voting on four proposals. Item numbers refer to the numbers on the proxy card.

     Item 1:  Election of eight trust managers.

     Item 2:  Approval of an amendment to our share incentive plan.

     Item 3: Approval and adoption of a plan to encourage share purchase and ownership by our employees.

     Item 4: Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2000.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: The Board of Trust Managers recommends that you vote in favor of the election of trust managers, the amendment to our share incentive plan, the adoption of the plan to encourage share purchase and ownership by our employees and the appointment of Deloitte & Touche LLP as our independent auditors for 2000.

Q:   WHO IS ENTITLED TO VOTE?

A: All shareholders of record on the close of business on March 22, 2000 are entitled to vote at the annual meeting. On March 22, 2000, we had _______ common shares outstanding. Each share is entitled to one vote.

Q:   HOW DO I VOTE?

A: To cast your vote, please complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope or fax it to (713) 354-2710. By voting, you will authorize the individuals named on the proxy card, referred to as proxies, to vote your shares according to your instructions. You may specify on the proxy whether your shares should be voted for all, some or none of the nominees for trust manager. You may also specify whether you approve, disapprove or abstain from voting on the other proposals.

     IF YOU DO NOT INDICATE HOW YOU WISH TO VOTE FOR ONE OR MORE OF THE NOMINEES FOR TRUST MANAGER IN ITEM 1, THE PROXIES WILL VOTE FOR ELECTION OF ALL OF THE NOMINEES FOR TRUST MANAGER. IF YOU "WITHHOLD" YOUR VOTE FOR ANY OF THE NOMINEES, YOUR VOTE WILL NOT BE COUNTED IN THE TABULATION OF VOTES CAST ON THAT NOMINEE. IF YOU LEAVE ITEM 2, ITEM 3 OR ITEM 4 BLANK, THE PROXIES WILL VOTE FOR APPROVAL OF THAT PROPOSAL. IF YOU ABSTAIN FROM VOTING ON ITEM 2,
     ITEM 3 OR ITEM 4, YOUR VOTE WILL NOT BE COUNTED IN THE TABULATION OF VOTES CAST ON THAT PROPOSAL.

Q:   HOW CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

A: You may change your vote or revoke your proxy at any time before the meeting in any of three ways:

     1.  by submitting written notice to our Secretary;

     2.  by submitting another proxy that is properly signed and later dated; or

     3.  by voting in person at the annual meeting.

Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It means that you hold shares in more than one account. Please complete, date, sign and return all proxy cards to ensure that all of your shares are voted.

Q:   HOW WILL VOTES BE COUNTED?

A: The meeting will be held if a quorum is represented in person or by proxy at the meeting. A quorum is a majority of our outstanding common shares entitled to vote. If you have returned a signed proxy card or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you do not vote. Failures to vote, referred to as abstentions, are not counted as votes cast on a proposal and have no effect on the result of the vote on that proposal. A withheld vote is the same as an abstention.

     Broker non-votes occur when proxies submitted by a broker, bank or other nominee holding shares in "street" name do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals. We will treat broker non-votes as shares that are present and entitled to vote for quorum purposes. However, broker non-votes will not be counted as votes cast on a proposal and will have no effect on the result of the vote on that proposal.

Q:   WHO WILL PAY THE COSTS OF SOLICITING THE PROXIES?

A: We will pay all of the costs of soliciting proxies on the accompanying form. Some of our trust managers, officers and other employees may solicit proxies personally or by telephone, mail or facsimile. They will not be specially compensated for these solicitation activities. We do not expect to pay any fees for the solicitation of proxies, but may pay brokerage firms and other custodians for their reasonable expenses for forwarding solicitation materials to the beneficial owners of shares.

Q:   HOW WILL VOTING ON OTHER BUSINESS BE CONDUCTED?

A: We do not know of any matter to be presented or acted upon at the meeting, other than the proposals described in this proxy statement. If any other matter is presented at the meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the persons named as proxies on the accompanying proxy card.

                             BOARD OF TRUST MANAGERS

ELECTION OF TRUST MANAGERS (ITEM 1 ON PROXY CARD)

     There are currently eight trust managers on the board. The board has selected each of the eight current trust managers as a nominee for election at the annual meeting.

     Each trust manager elected at the meeting will hold office until our next annual meeting and until his successor has been elected and qualified, or until his death, resignation or removal in the manner provided in our bylaws. Unless you withhold authority to vote for one or more nominees, the persons named as proxies intend to vote for election of the eight nominees.

     All nominees have consented to serve as trust managers. The board has no reason to believe that any of the nominees will be unable to act as trust manager. However, if a trust manager is unable to stand for re-election, the board may either reduce the size of the board or designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

     The nominees are as follows:

RICHARD J. CAMPO
Age:                          45
Trust Manager Since:          1993
Principal Occupation:         Chairman of the Board and Chief  Executive Officer
                              of Camden Property Trust since May 1993
Other Directorships:          SierraCities.com   ( a   publicly-held   financial
                              services company)

WILLIAM R. COOPER
Age:                          63
Trust Manager Since:          1997
Principal Occupation:         Private Investor
Recent Business Experience:   Prior to  April 1997, Mr.  Cooper  served  for  30
                              years  in a  variety of  capacities  with  Paragon
                              Group, Inc. or its predecessor. Most recently, Mr. Cooper served as Chairman of the Board of Directors and Chief Executive Officer of Paragon
                              Group, Inc.

GEORGE A. HRDLICKA
Age:                          68
Trust Manager Since:          1993
Principal Occupation:         Attorney
Recent Business Experience:   Mr. Hrdlicka is a founding partner of the law firm
                              of  Chamberlain,  Hrdlicka,  White,  Williams, and
                              Martin  and  has been  primarily  involved  in the
                              practice of  tax law  since 1965.  He is a regular
                              lecturer  on   tax  subjects   at  institutes  and
                              seminars around the country and is board certified as a tax lawyer by the Texas Board of Legal
                              Specialization.

SCOTT S. INGRAHAM
Age:                          45
Trust Manager Since:          1998
Principal Occupation:         Chief  Executive  Officer  of  Viva.com (an online
                              apartment leasing service) since 1999
Recent Business Experience:   From  1998 to  1999, Mr. Ingraham  was  a  private
                              investor. From 1992 to 1998, Mr. Ingraham was a director and officer of Oasis Residential, Inc., most recently serving as its President and Chief
                              Executive Officer.  He served  as Chief  Financial
                              Officer of Oasis from March 1993 to March 1996. He also served as Executive Vice President of Oasis from March 1993 to June 1994.

LEWIS A. LEVEY
Age:                          58
Trust Manager Since:          1997
Principal Occupation:         Private Investor
Recent Business Experience:   Prior to April 1997, Mr. Levey served for 26 years
                              in a variety of capacities with Paragon Group, Inc. or its predecessor. Most recently, Mr. Levey served as Vice Chairman of the Board of Directors and as a director of Paragon Group, Inc.

D. KEITH ODEN
Age:                          43
Trust Manager Since:          1993
Principal Occupation:         President  and Chief  Operating Officer  of Camden
                              Property Trust since December 1993

F. GARDNER PARKER
Age:                          58
Trust Manager Since:          1993 (Managing Outside Trust Manager since 1998)
Principal Occupation:         Private Investor
Recent Business Experience:   Mr.Parker has been involved in structuring private
                              and venture capital investments for the past 15 years.

STEVEN A. WEBSTER
Age:                          48
Trust Manager Since:          1993
Principal Occupation:         Managing  Director of  Global Energy  Partners, an
                              affiliate of DLJ Merchant Banking since 1999
Recent Business Experience:   From 1997 to  1999, Mr. Webster  was the President
                              and  Chief  Executive   Officer  of  R & B  Falcon
                              Corporation.  From  the time  of its  formation in
                              1991  until  1997,  Mr.  Webster  was   the  Chief
                              Executive Officer and Chairman of the Board of Falcon Drilling Company, Inc., a predecessor of
                              R&B Falcon Corporation.

Other Directorships:          Vice  Chairman of  R & B  Falcon  Corporation  and
                              director of Crown  Resources Corporation (precious
                              metals  mining), Greywolf, Inc. ( land  drilling),
                              Geokinetics,   Inc. ( seismic   acquisitions ) and
                              Carrizo   Oil  and   Gas,   Inc. ( oil   and   gas
                              exploration).

REQUIRED VOTE

     Each nominee must be reelected by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the annual meeting.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED ABOVE.

BOARD MEETINGS

     The Board of Trust Managers met either in person or by conference call six times in 1999. All of the trust managers attended 75% or more of meetings of the board and the committees on which they served during 1999.

COMMITTEES OF THE BOARD OF TRUST MANAGERS

     The Board of Trust Managers has established three committees. Information regarding these committees is set forth below.

AUDIT COMMITTEE
Members:                   George A. Hrdlicka
                           Lewis A. Levey
Meetings in 1999: One
Functions:                 Reviews  the  independence  and  performance  of  the
                           independent  auditors,  recommends  to the  board the
                           appointment  or   termination   of  the   independent
                           auditors,   confers  with  the  independent  auditors
                           concerning their audits of our financial statements, reviews the range of the services provided by the independent auditors, reviews the adequacy of our systems of internal control, and reviews our annual audited financial statements and financial reporting issues.

EXECUTIVE COMMITTEE
Members:                   Richard J. Campo
                           William R. Cooper
                           F. Gardner Parker
                           Steven A. Webster
Meetings in 1999: None
Functions:                 May  approve   the   acquisition   and   disposal  of
                           investments   and  the  execution  of  contracts  and
                           agreements, including those related to the borrowing of money. May also exercise all other powers of the trust managers, except for those that require action by all trust managers or the independent trust managers under our declaration of trust or bylaws or under applicable law.

COMPENSATION COMMITTEE
Members:                   George A. Hrdlicka
                           F. Gardner Parker
Meetings in 1999: Two
Function:                  Determines  compensation  for  executive officers and
                           administers  the  Camden  Property  Trust  1993 Share
                           Incentive Plan.

BOARD COMPENSATION

     Trust managers, other than those who are our employees or consultants, are paid the following fees:

                  Annual fee.............................................$12,000
                  For each board meeting attended in person...............$1,000
                  For each board meeting attended by telephone conference...$250 For each committee meeting attended (unless on the same day as another meeting)..........................................$500

     We also may reimburse trust managers for travel expenses incurred in connection with their activities on our behalf.

     Prior to May 1995, each non-employee trust manager annually received options to purchase 4,000 common shares. We have granted a total of 24,000 options, all of which are vested and expire ten years from the grant date.

Beginning in May 1995, each non-employee trust manager receives 2,000 restricted shares upon his election and 2,000 restricted shares each year that he is a trust manager. In 1998, Mr. Parker was elected Managing Outside Trust Manager. Upon his election, he received 2,000 restricted shares. He received an additional 2,000 restricted shares in 1999, and will receive an additional 1,000 shares each year that he is Managing Outside Trust Manager. We have granted a total of 46,000 restricted shares, 14,800 of which were vested at December 31, 1999. The restricted shares vest 20% in each of the five years succeeding the date of grant.

                             AUDIT COMMITTEE REPORT

     The Board of Trust Managers intends to adopt a written charter for the audit committee prior to June 14, 2000.

     The members of the audit committee are independent, as independence is defined in Section 303.01 (B)(2) and (3) of the New York Stock Exchange's listing standards.

     The audit committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.61, Communication with Audit Committees. The audit committee has received the written communication from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed their independence with the independent auditors. Based upon these reviews and discussions, the audit committee recommended to the Board of Trust Managers that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 1999 for filing with the SEC.

     This section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

     This audit committee report is given by the following members of the audit committee:

                                              George A. Hrdlicka
                                              Lewis A. Levey

EXECUTIVE OFFICERS

     There is no family relationship among any of our trust managers or executive officers. No trust manager or executive officer was selected as a result of any arrangement or understanding between that trust manager or executive officer and any other person. All executive officers are elected annually by, and serve at the discretion of, the Board of Trust Managers.

     Our executive officers are as follows:

NAME                        AGE    POSITION                                RECENT BUSINESS EXPERIENCE
----                        ---    --------                                --------------------------
Richard J. Campo            45     Chairman of the Board of Trust          See "Election of Trust Managers"
                                   Managers and Chief Executive Officer    section.
                                   (May 1993-present)

D. Keith Oden               43     President and Chief Operating Officer   See "Election of Trust Managers"
                                   (December 1993-present)                 section.

H. Malcolm Stewart          48     Executive Vice President (September     Senior Vice President-Construction of
                                   1998-present)                           Camden Property Trust (December
                                                                           1993-September 1998).  President of the
                                                                           construction division of a  predecessor
                                                                           company (1989-December 1993).

G. Steven Dawson            42     Senior Vice President-Finance, Chief    Senior Vice President-Finance and Chief
                                   Financial Officer, Treasurer and        Financial  Officer of  the  predecessor
                                   Secretary (May 1993-present)            companies (1990-May 1993).

Alison L. Dimick            37     Senior Vice President-Acquisitions      Vice President of Acquisitions of MIG
                                   and Dispositions (April 1997-present)   Realty Advisors, a pension fund
                                                                           specializing in multifamily properties
                                                                           (1991-1997).

James M. Hinton             43     Senior Vice President-Development       Vice President of Development of Camden
                                   (June 1996-present)                     Development, Inc., one of our
                                                                           wholly-owned subsidiaries (December
                                                                           1993-May  1996).  National Multifamily
                                                                           Asset  Manager of J.E. Roberts Company
                                                                           (February 1991-November 1993).


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table shows how many shares are owned by the trust managers and five most highly paid executive officers as of March 22, 2000. The following table also shows how many shares are owned by beneficial owners of more than 5% of our shares as of March 22, 2000. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below.



               Name and Address of Beneficial Owners (1)                    Shares Beneficially Owned (2)(3)
------------------------------------------------------------------------   -----------------------------------
                                                                             Amount         Percent of Class
                                                                           ------------    -------------------
LaSalle Investment Management, Inc.(4)                                       2,893,191            7.5%
CRA Real Estate Securities, LP (5)                                           1,976,541            5.1%
Richard J. Campo                                                             1,173,418            3.0%
D. Keith Oden                                                                1,169,245            3.0%
William R. Cooper                                                            1,027,182            2.6%
Lewis A. Levey                                                                 605,352            1.5%
Scott S. Ingraham                                                              325,242             *
H. Malcolm Stewart                                                             252,768             *
G. Steven Dawson (6)                                                           237,406             *
James M. Hinton (7)                                                            191,269             *
Steven A. Webster                                                               16,132             *
F. Gardner Parker (8)                                                           15,732             *
George A. Hrdlicka                                                              14,132             *
All trust managers and executive officers as a group (12 persons) (9)        4,961,114           11.8%


*    Less than 1%

(1) The address for LaSalle Investment Management, Inc. and LaSalle Investment Management (Securities), L.P. is 200 East Randolph Drive, Chicago, Illinois 60601. The address for CRA Real Estate Securities, L.P. is 259 N. Radnor Chester Road, Suite 205, Radnor, Pennsylvania 19087. The address for
     Messrs. Campo, Oden, Cooper, Levey, Ingraham, Stewart, Dawson, Hinton, Webster, Parker and Hrdlicka is c/o Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, Texas 77046.

(2) These amounts include the following shares that the following persons had a right to acquire within 60 days after March 22, 2000. These include vested options to purchase shares held in a rabbi trust, ordinary share options and shares available through the exchange of units of limited partnership interest in Camden Operating, L.P. Each option represents the right to receive one common share upon exercise. Each partnership unit is exchangeable for one common share. We may elect to pay cash instead of issuing shares upon a tender of units for exchange.


                                                          Vested Options to
                                                        Purchase Shares Held                        Partnership
                                                           in a Rabbi Trust         Options            Units
                                                       ------------------------- --------------- ------------------
         Richard J. Campo                                         84,705              614,416              0
         D. Keith Oden                                            84,094              614,416              0
         William R. Cooper                                         2,132                    0      1,021,045(a)(b)
         Lewis A. Levey                                            2,132                    0        540,959 (b)
         Scott S. Ingraham                                             0              265,650              0
         H. Malcolm Stewart                                       36,035               82,877              0
         G. Steven Dawson                                         31,449               74,220              0
         James M. Hinton                                          23,966               36,886              0
         Steven A. Webster                                         4,932                8,000              0
         F. Gardner Parker                                         6,132                8,000              0
         George A. Hrdlicka                                        4,932                8,000              0
         All trust managers and executive
             officers as a group (12 persons)                    287,275            1,755,922      1,375,904



         (a) Includes 302,102 units held by WRC Holdings, Inc., which is controlled by Mr. Cooper, 101,784 units held by PGI Associates, L.P., the general partner of which is controlled by Mr. Cooper, and 38,457 units held by Cooper Partners Limited, which is controlled by Mr. Cooper.

         (b) Includes 240,941 units held by Gateway Associates I, L.P. Messrs. Cooper and Levey are the general partners of the general partner of Gateway Associates I, L.P.

(3) The amounts exclude the following unvested options to purchase shares held in a rabbi trust and unvested options.


                                                                  Unvested Options to
                                                                    Purchase Shares                 Unvested
                                                                 Held in a Rabbi Trust              Options
                                                              -----------------------------    -------------------
         Richard J. Campo (a)                                              79,808                      233,333
         D. Keith Oden (a)                                                 79,810                      233,333
         William R. Cooper                                                  3,912                            0
         Lewis A. Levey                                                     3,912                            0
         H. Malcolm Stewart                                                27,563                       35,443
         G. Steven Dawson                                                  24,602                       28,610
         James M. Hinton                                                   24,500                       28,443
         Steven A. Webster                                                  4,312                            0
         F. Gardner Parker                                                  7,112                            0
         George A. Hrdlicka                                                 4,312                            0
         All trust managers and executive
             officers as a group (12 persons)                             278,470                      590,887


         (a) Does not include 9,348 shares of the 18,696 shares owned by Centeq Realty, Inc. Messrs. Oden and Campo each own 50% of the common shares of Centeq Realty, Inc.

(4) Based on information contained in an amendment to Schedule 13G filed with the SEC on February 1, 2000, as of December 31, 1999, LaSalle Investment Management, Inc. possessed sole voting and dispositive power over 177,800 shares and shared dispositive power over 304,766 shares and LaSalle Investment Management (Securities) L.P. possessed sole voting power over 150,714 shares, shared voting power over 2,168,702 shares, sole dispositive power over 120,414 shares and shared dispositive power over 2,290,211 shares.

(5) Based on information contained in a Schedule 13G filed on February 15, 2000, as of December 31, 1999, CRA Real Estate Securities, LP possessed sole voting power over 1,670,641 shares, sole dispositive power over 1,914,041 shares and shared dispositive power over 62,500 shares.

(6) Includes 680 shares that are held in an account for the benefit of one of Mr. Dawson's minor children, for whom Mr. Dawson and his wife are the custodians.

(7) Includes 3,574 shares that are held in trusts for the benefit of Mr. Hinton's two minor children, for whom Mr. Hinton and his wife are the trustees.

(8) Includes 200 shares that are held by Mr. Parker's wife and 100 shares that are held in trusts for the benefit of Mr. Parker's two children, for whom his wife is the trustee.

(9) Shares and/or units beneficially owned by more than one individual have been counted only once for this purpose.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records and other information, we believe that all SEC filing requirements applicable to our trust managers and officers were complied with in 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     One of our nonqualified-REIT subsidiaries has made unsecured, full recourse loans to Messrs. Campo and Oden of $900,000 each. Messrs. Campo and Oden used the proceeds of these loans to purchase our common shares. The loans have the following terms:

    Maturity:        February 2004
    Interest Rate:   5.23% per year
    Repayment Dates: Principal due at maturity and interest payable quarterly

     We provide property management services for properties that are owned by limited partnerships in which Mr. Cooper has ownership interests. In 1999, we earned about $63,000 in management fees on these properties.

     In connection with the merger with Oasis Residential, Inc., we entered into a consulting agreement with Mr. Ingraham. In this agreement, Mr. Ingraham agreed to locate potential investment opportunities for us in California. In 1999, we paid about $206,000 in consulting fees to Mr. Ingraham.

     Bank One, N.A. has made unsecured, full recourse loans to our six senior executive officers in amounts aggregating $23 million. The officers used the proceeds of these loans to purchase our common shares in open market transactions in December 1999 and March 2000. The five-year, fixed rate loans bear interest at market rates, require quarterly interest payments on dates coinciding with our quarterly dividend payment dates and require payment in full at maturity. The loans are unsecured and contain prepayment penalty provisions.

     To facilitate these loans, two of our wholly-owned subsidiaries have guaranteed the repayment of the principal and the related fees and liabilities, and we provided interim funding for a nine-day period for a portion of these loans. Simultaneously, we entered into a reimbursement agreement with each of the officers under which the respective officer agreed to reimburse us for any amounts we may pay to the lender under his or her guaranty. We have not had to perform under the guarantees.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

     The compensation committee administers our executive compensation program. The compensation committee consists entirely of non-employee trust managers.

OBJECTIVES

     Our executive compensation program aims to:

     . support our business objectives to produce consistent earnings growth and selectively invest in favorable markets;

     .    attract, reward, motivate and retain talented executives;

     . tie executive compensation to our financial performance and portfolio growth; and

     .    link executives' goals with shareholders' interests.

TYPES OF COMPENSATION

     Our executive compensation system consists of three elements:

     .    base salary;

     .    annual bonus; and

     . long-term compensation, which includes grants of restricted shares and options.

     The compensation committee does not allocate a fixed percentage of compensation to these three elements. Nor, except when awarding bonuses, does the compensation committee use specific qualitative or quantitative measures or factors in assessing individual performance.

BASE SALARY

     The compensation committee believes that we would be best served if executive base salaries are kept at amounts approximating the median level within our industry. In its determination of comparable companies, the compensation committee gives primary consideration to comparable companies included in the equity REIT peer group used for the five-year comparison of total shareholder return in the performance graph. The compensation committee reviews salary information about comparable companies contained in public disclosures made by companies in the real estate industry. Based on this review, and an assessment of our overall corporate performance and the executive's specific job duties, experience and impact on our financial performance and short- and long-term growth, the compensation committee decides on base salary levels and annual increases.

BONUS COMPENSATION

     Executive officers may receive bonuses that are intended to reward them for their contribution to the achievement of our business objectives. Award levels are determined for each executive, as a percentage of base salary, based on the executive's responsibilities, the achievement of corporate goals, the achievement of individual goals and, in part, a discretionary evaluation by the compensation committee. Corporate goals are based on operating performance, as measured by our funds from operations. For 1999, our growth in funds from operations per share was in line with market expectations. Individual goals include both objective financial measures and subjective factors, such as efficient management of capital resources and successful acquisitions, dispositions and development.

LONG-TERM COMPENSATION

     Because today's business decisions affect us over a number of years, long-term incentive awards are tied to our performance and the long-term value of our shares. Grants of restricted shares and options to purchase common shares are an important part of our long-term compensation plan. The executives who receive grants only gain when shareholders gain-when share value increases. During 1999, the compensation committee did not follow any firmly established formula for the issuance of long-term compensation. Instead, grants were made based on an assessment of corporate performance and the performance of the executive's department.

     The compensation committee did not grant any options to executives for 1999. Holders of at least 20,000 vested options are eligible for reloads upon the exercise of the options. Options vest 33% on the next three anniversaries of the date of grant.

     To more fully tie compensation to long-term performance, executives must receive between 25% and 50% of their annual bonuses in restricted shares. Restricted shares are valued at 150% of the cash value of the corresponding portion of the bonus. The number of shares to be issued is determined based on the market share price at the date of grant. Restricted shares vest 25% on the grant date and 25% on each of the next three anniversaries of the grant date.

     The compensation committee has established a rabbi trust in which granted restricted shares may be placed for the benefit of certain officers. Vested restricted shares and the dividends that are paid on restricted shares held by the rabbi trust may be purchased by the officer at any time within 20 years from the date of vesting of such shares. The purchase price of the restricted shares is (1) 10% of the fair value of the shares on the date that the shares were placed in the rabbi trust and (2) 5% of the amount of dividends declared and paid into the rabbi trust with respect to such shares.

CEO PERFORMANCE EVALUATION

     In determining the compensation of Mr. Campo, the compensation committee applies the same philosophy and procedures as it applies to other executive officers. The committee compared Mr. Campo's compensation structure with that of other chief executive officers within our industry. Based on that review, and an assessment of our overall corporate performance and Mr. Campo's experience and impact on our financial performance and short- and long-term growth, the compensation committee increased Mr. Campo's base salary for 1999 and granted him restricted shares, options and a bonus. In making its determination, the committee considered a variety of factors, including the following:

     . an increase of $0.25 per share or 8.5% in funds from operations, which we consider to be an appropriate measure of performance of an equity REIT, over 1998;

     .    an increase of 4.1% in "same property" net operating income over 1998;

     . increased profitability resulting from the addition of newly developed properties;

     . continued geographical diversification of our portfolio to provide stable cash flows and insulation against regional economic downturns; and

     .    strengthening the balance sheet and disciplined management of assets.

OTHER

     The SEC requires  that this report  comment upon our policy with respect to section 162(m) of the Internal Revenue Code, which limits the deductibility on our tax return of compensation over $1 million to any of our named executive officers, unless the compensation is paid pursuant to a plan that is performance-related, non-discretionary and has been approved by our shareholders. We did not pay any compensation during 1999 that would be subject to section 162(m). We believe that, because we qualify as a REIT under the Internal Revenue Code and therefore are not subject to federal income taxes on our income to the extent distributed, the payment of compensation that does not satisfy the requirements of section 162(m) will not generally affect our net income. However, to the extent that compensation does not qualify for deduction under section 162(m), in future years, a larger portion of shareholder distributions may be subject to federal income taxation as dividend income rather than return of capital. We do not believe that section 162(m) will materially affect the taxability of shareholder distributions, although no assurance can be given in this regard due to the variety of factors that affect the tax position of each shareholder. For these reasons, the compensation committee's compensation policy and practices are not directly governed by section 162(m).

     This section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

     This executive officer compensation report is given by the following members of the compensation committee:

                                     F. Gardner Parker
                                     George A. Hrdlicka

COMPENSATION OF EXECUTIVE OFFICERS

     The table below shows the pre-tax compensation for the last three years for our Chief Executive Officer and the four next highest paid executive officers at the end of 1999.

                           SUMMARY COMPENSATION TABLE

                                                       Annual Compensation            Long-Term Compensation
                                                   -----------------------------------------------------------------
                                                                               Restricted Share      Securities
                                                                    Bonus (1)    Awards(1)(2)        Underlying
Name and Principal Position                  Year     Salary                                          Options
-------------------------------             ------- ------------- ------------ ------------------ ------------------
Richard J. Campo                             1999    $   281,750   $   245,513       $   542,813                 --
Chairman of the Board and Chief              1998        258,000       170,313           649,827            537,749
Executive Officer                            1997        249,493       137,500         1,211,719            160,000

D. Keith Oden                                1999    $   281,750   $   245,513       $   542,813                 --
President and Chief Operating                1998        258,000       170,313           649,827            537,749
Officer                                      1997        249,493       137,500         1,211,719            160,000

H. Malcolm Stewart                           1999    $   208,000   $   182,769       $   224,156                 --
Executive Vice President                     1998        190,000       103,125           183,875             46,330
                                             1997        157,448       101,250           400,156             20,000

G. Steven Dawson                             1999    $   185,000   $   149,175       $   291,375                 --
Senior Vice President--Finance,              1998        175,000        68,750           130,875             35,830
Chief Financial Officer, Treasurer and       1997        144,147        61,875           226,500             20,000
Secretary

James Hinton                                 1999    $   174,000   $   156,050       $   245,250                 --
Senior Vice President--Development           1998        160,000        85,938           144,938             35,330
                                             1997        134,600        68,750           323,500             20,000
-----------------------

(1) The compensation committee requires executives to receive between 25% and 50% of their annual bonus in restricted shares. Restricted shares are valued at 150% of the cash value of the corresponding portion of the bonus. The number of shares issued was determined based on the market share price at the date of grant. Restricted shares vest 25% on the grant date and 25% on each of the next three anniversaries of the grant date. Vested restricted shares are included in the above table under "Bonus" and the unvested restricted shares are included in the above table under "Restricted Share Awards."

(2) At December 31, 1999, the aggregate value of the 354,708 restricted shares outstanding based on the closing share price of $27.75 at December 31, 1999 was $9,843,147. In February 2000, we awarded 71,359 restricted shares. These grants were awarded based on 1999 corporate and individual performance. The aggregate value of restricted shares, including the grants made in February 2000, based on the share price of $27.75 on December 31, 1999, was $11,823,359. Distributions on restricted shares were paid at the same rate as paid to all shareholders.

     The following table gives more information on options. No executive officer was granted or exercised options during 1999.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                          Number of Common Shares
                                          Underlying Unexercised          Value of Unexercised
                                                 Options at               In-The-Money Options at
                                           December 31, 1999 (1)          December 31, 1999 (1)
                                       ------------------------------ -------------------------------
Name                                    Exercisable   Unexercisable   Exercisable     Unexercisable
--------                               ------------- ---------------- -------------- ----------------
Richard J. Campo                            371,082          476,667      $  75,000      $   382,500
D. Keith Oden                               371,082          476,667         75,000          382,500
H. Malcolm Stewart                           60,777           57,553        299,000          115,000
G. Steven Dawson                             55,610           47,220        270,250           86,250
James M. Hinton                              18,443           46,887         37,500           86,250


(1) These year-end values represent the difference between the fair market value of the shares subject to options (based on the share price of $27.75 on December 31, 1999) and the exercise prices of the options. "In-the-money" means that the fair market value of the shares is greater than the option's exercise price on the valuation date.

EMPLOYMENT AGREEMENTS

     We have entered into an employment agreement with each of Messrs. Campo, Oden, Stewart, Dawson and Hinton. The agreements expire August 20, 2001. The agreements provide for minimum salary levels as well as various incentive compensation arrangements, which are payable based on the attainment of specific goals. The agreements also provide for severance payments if certain situations occur, such as termination without cause or a change of control. The severance payments vary based on the officer's position and amount to one times the current salary base for Messrs. Stewart, Dawson and Hinton and 2.99 times the average annual compensation over the previous three fiscal years for Messrs. Campo and Oden. Six months prior to expiration, unless notification of termination is given, these agreements extend for one year from the date of expiration.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member who served on our compensation committee during 1999 was either:

     .    an officer or employee during 1999;

     .    a former officer; or

     . was party to any material transaction described earlier in the "Certain Relationships and Related Transactions" section.

     No officer served as a member of the compensation or similar committee or board of directors of any entity whose members served on our compensation committee.

PERFORMANCE GRAPH

     SEC rules require proxy statements to contain a performance graph comparing, over a five-year period, the performance of our shares against the Standard & Poor's 500 Composite Stock Index and against either a published industry or line-of-business index or group of peer issuers. We chose the National Association of Real Estate Investment Trusts All Equity Index as the relevant index. The graph assumes the investment of $100 on December 31, 1994 and quarterly reinvestment of dividends.


                              CAMDEN PROPERTY TRUST

                                 [GRAPH TO COME]






































               Dec-94        Dec-95        Dec-96         Dec-97        Dec-98        Dec-99
            ------------- ------------- -------------- ------------- ------------- -------------
Camden          100.0         101.6          132.1         153.0         137.6         159.0
NAREIT          100.0         115.3          155.9         187.5         154.7         147.5
S&P 500         100.0         137.4          169.0         225.4         289.8         350.7


                      AMENDMENT TO OUR SHARE INCENTIVE PLAN
                             (ITEM 2 ON PROXY CARD)

     Our Amended and Restated 1993 Share Incentive Plan authorizes the issuance of awards under the plan to trust managers who are not also employees, directors of our affiliates, key employees and consultants up to a total of 10% of the total number of our common shares outstanding at any time.

     As of March 22, 2000, options to purchase 3,383,105 common shares and 1,053,455 restricted shares were granted under the plan, and no shares were available for future grants under the plan. As of March 22, 2000, we had repurchased approximately 6.3 million shares as a result of our share repurchase program, which resulted in a reduction in shares available for issuance under our share incentive plan of 630,000 shares.

     As a result of the decrease in the number of shares available for issuance under the plan, on February 2, 2000, the Board of Trust Managers amended the plan to provide that the total number of awards that may be issued under the plan would not exceed 10% of the total of the number of common shares outstanding at any time, plus the number of common shares, if any, held as treasury shares, plus the number of common shares reserved for issuance upon the conversion of securities convertible into or exchangeable for common shares. If this proposal is approved, the total number of shares authorized for issuance under the plan will be 1,253,102, based on our capitalization as of March 22, 2000.

     The Board believes that it is important to align employee interests with the interests of shareholders and accordingly, uses shares and options as part of the total compensation programs for all levels of employees. The Board believes it is important to have shares available for grant under the plan.

     The plan is administered by the compensation committee of the Board of Trust Managers. The compensation committee determines the persons to whom awards are granted and the nature, amount, pricing, time and the other terms of awards, subject to the other terms and provisions of the plan.

     If we pay a dividend on our common shares or if our common shares are split, converted, exchanged, reclassified or in any way substituted for, the number and kind of securities granted under the plan will be adjusted to prevent dilution or enlargement of rights. Similar adjustments will be made if there is a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in our corporate structure or outstanding common shares.

     This proposal will be approved if it receives the affirmative vote of the holders of at least a majority of the common shares represented in person or by proxy at the meeting.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO OUR SHARE INCENTIVE PLAN.

                  ADOPTION OF OUR EMPLOYEE SHARE PURCHASE PLAN
                             (ITEM 3 ON PROXY CARD)

     The purpose of our 1999 Employee Share Purchase Plan is to encourage share purchase and ownership by eligible employees in the belief that this will increase their interest in our success. The board reviewed our compensation policies and believes that it is in our best interests to encourage investment by employees in our common shares by creating a plan by which employees have the opportunity to purchase shares at a modest discount. This discount is available only if the employee holds the shares for at least nine months from the date of purchase. Accordingly, the board has approved the plan, subject to shareholder approval.

DESCRIPTION OF THE PLAN

     The following summarizes the principal features of the plan. The summary is subject to the full text of the plan, which is attached to this proxy statement as Annex A. We urge you to read the entire text carefully.

     Each of our and our affiliates' officers or employees who are shown on our payroll records as an employee for at least 12 months prior to the commencement of a purchase period may participate in the plan for the related purchase period. However, no person will be eligible to participate in the plan if:

     . immediately after such participation, he or she would own shares or options to purchase shares representing 5% or more of the total combined voting power or value of all classes of shares;

     . the participant's rights to purchase shares under all of our share purchase plans accrues at a rate that exceeds $25,000 in fair market value of the shares for each calendar year in which the purchase right is outstanding;

     . immediately prior to a purchase period, the participant has not been an employee for at least one year; or

     . the participant is no longer eligible to participate in the plan at the final pricing date and when the shares are purchased.

     As of March 22, 2000, approximately 1,500 employees were eligible to participate in the plan. All of our executive officers are eligible to and participate in the plan.

     A purchase period, unless changed by the compensation committee, will begin on January 1 and July 1 of each year and will end on June 30 and December 31 of each year. At least 15 days prior to the start of a purchase period, each eligible employee must complete an election form specifying a dollar amount that he or she wishes to contribute in cash and/or a percentage of pay that he or she wishes to deduct from his or her pay during the purchase period. The minimum payroll deduction is $10 and the maximum contribution for any calendar year is $25,000. Participants may reduce, stop or withdraw their contributions at any time.

     Each participant's contributions made to the plan will be recorded in a separate bookkeeping account. If a participant is eligible to participate in the plan at the end of a purchase period, the balance credited to his or her account will be applied to purchase shares at 85% of the lesser of:

     . the closing price for a share on the last trading day of the purchase period; or

     . the closing price for a share on the first trading day of the purchase period.

     The discount is only available to participants who hold the shares for at least nine months from the date of purchase.

     The total number of shares available for grant under the plan will not exceed 500,000 shares. If our outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities, the number of shares available for grant and the number and kind of shares granted under the plan will be adjusted.

     The compensation committee of the board determines the closing price for a share under the plan and which employees may participate in the plan, and may set the dates of a purchase period. No member of the Board of Trust Managers or compensation committee is eligible to participate in the plan. Except for these powers, the plan is administered by us or our delegate.

     The board may amend the plan at any time. An amendment will be subject to shareholder approval if such approval is required by Texas law, federal tax law or to the extent such approval is required to meet the security holder approval requirement of Rule 16b-3 under the Securities Exchange Act of 1934. The board may also terminate the plan and any purchase period at any time.

     There are currently 200 participants in the plan. However, no purchase periods have ended and no shares have been purchased under the plan. It is therefore not possible to predict the benefits that will accrue to participants nor to determine the benefits or amounts that would have accrued in 1999 had the plan been in effect.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The plan is intended to be a "qualified plan" under section 423 of the Internal Revenue Code. As a consequence, the purchase of shares will not result in taxable income to a participant nor a tax deduction for us. If, however, a participant sells shares purchased under the plan prior to the expiration of the statutory hold period set forth in section 423, the participant will recognize income equal to the difference between the purchase price paid for shares and the shares' fair market value on the date the shares were sold and we will be entitled to a deduction in the same amount.

REQUIRED VOTE

     The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE EMPLOYEE SHARE PURCHASE PLAN.

                        SELECTION OF INDEPENDENT AUDITORS
                             (ITEM 4 ON PROXY CARD)

     The audit committee has selected Deloitte & Touche LLP as our independent auditors for 2000.

     Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

     The proposal will be approved if it receives the affirmative vote of a majority of shares represented in person or by proxy at the meeting.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                              SHAREHOLDER PROPOSALS

     We must receive any shareholder proposal intended for inclusion in the proxy materials for the annual meeting to be held in 2001 no later than December 31, 2000.

                                 ANNUAL REPORTS

     Our 1999 annual report, including consolidated financial statements, is being mailed to you along with this proxy statement.

                                                                         ANNEX A

                              CAMDEN PROPERTY TRUST
                        1999 EMPLOYEE SHARE PURCHASE PLAN
                                NOVEMBER 3, 1999

1.   PURPOSE

     The primary purpose of this Plan is to encourage Share ownership by each Eligible Employee in the belief that such Share ownership will increase his or her interest in the success of Camden Property Trust, a Texas real estate investment trust (the "Company").

2.   DEFINITIONS

     2.1. The term "Account" shall mean the separate bookkeeping account established and maintained by the Plan Administrator for each Participant for each Purchase Period to record the contributions made on his or her behalf to purchase Shares under this Plan.

     2.2. The term "Beneficiary" shall mean the person designated as such in accordance with Section 7.

     2.3. The term "Board" shall mean the Board of Trust Managers of the Company.

     2.4. The term "Closing Price" shall mean the closing price for a Share as reported for such day in The Wall Street Journal or in any successor to The Wall Street Journal or, if there is no such successor, in any publication selected by the Committee or, if no such closing price is so reported for such day.

     2.5. The term "Committee" shall mean the Compensation Committee of the Board.

     2.6. The term "Company" shall mean Camden Property Trust, a Texas real estate investment trust.

     2.7. The term "Election Form" shall mean the form which an Eligible Employee shall be required to properly complete in writing and timely file at least 15 days prior to the commencement of any Purchase Period in order to make any of the elections available to an Eligible Employee under this Plan.

     2.8. The term "Eligible Employee" shall mean each officer or employee of a Participating Employer who is shown on the payroll records of a Participating Employer as an employee for at least twelve (12) months prior to the commencement of a Purchase Period.

     2.9. The term "Participant" shall mean (a) for each Purchase Period an Eligible Employee who has elected to purchase Shares in accordance with Section 4 in such Purchase Period and (b) any person for whom Shares are held pending delivery under Section 6.

     2.10. The term "Participating Employer" shall mean the Company and any affiliated entity which is designated as such by the Committee.

     2.11. The term "Pay" means all cash compensation paid to an Eligible Employee for services to a Participating Employer, including regular straight time earnings or draw, overtime, commissions and bonuses, but excluding amounts paid as living allowance or reimbursement of expenses and other similar payments paid to him or her by the Participating Employer.

     2.12. The term "Pay Day" means the day as of which Pay is paid to a Participant.

     2.13. The term "Plan" shall mean this Camden Property Trust 1999 Employee Share Purchase Plan, effective as of November 3, 1999, and as thereafter amended from time to time.

     2.14. The term "Plan Administrator" shall mean the Company or the Company's delegate.

     2.15. The term "Purchase Period" shall mean a period set by the Committee. Unless changed by the Committee, each Purchase Period shall begin on January 1 and July 1 each year and end on June 30 and December 31 each year.

     2.16. The term "Purchase Price" for each Purchase Period shall mean 85% of the lesser of: (a) the Closing Price for a Share on the last trading day of such Purchase Period or (b) the Closing Price for a Share on the first trading day of such Purchase Period.

     2.17. The term "Rule 16b-3" shall mean Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

     2.18. The term "Share" shall mean the common shares of beneficial interest, par value $.01 per share, of the Company. The aggregate number of Shares available for grant under this Plan shall not exceed 500,000, subject to adjustment pursuant to Section 14 hereof.

3.   ADMINISTRATION

     Except for the exercise of those powers expressly granted to the Committee to determine the Closing Price, who is a Participating Employer and to set the Purchase Period, the Plan Administrator shall be responsible for the administration of this Plan and shall have the power in connection with such administration to interpret the Plan and to take such other action in connection with such administration as the Plan Administrator deems necessary or equitable under the circumstances. The Plan Administrator also shall have the power to delegate the duty to perform such administrative functions as the Plan Administrator deems appropriate under the circumstances. Any person to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Plan Administrator for such function. Any action or inaction by or on behalf of the Plan Administrator under this Plan shall be final and binding on each Eligible Employee, each Participant and on each other person who makes a claim under this Plan based on the rights, if any, of such Eligible Employee or Participant under this Plan.

4.   PARTICIPATION

     4.1. Each person who is an Eligible Employee on the enrollment date shall be a Participant in this Plan for the related Purchase Period, if he or she (i) properly completes and timely files an Election Form with the Plan Administrator to elect to participate in this Plan; and (ii) deposits, either through payroll deduction or a lump sum, the full amount of his or her desired purchase amount prior to the final pricing day of a Purchase Period. An Election Form may require an Eligible Employee to provide such information and to agree to take such action (in addition to the action required under Section 5) as the Plan Administrator deems necessary or appropriate in light of the purpose of this Plan or for the orderly administration of this Plan.

     4.2. Notwithstanding anything herein to the contrary, no person shall be deemed to be an Eligible Employee:

                  (a) if immediately after such participation, Participant would own Shares, and/or hold outstanding options to purchase Shares, possessing 5% or more of the total combined voting power or value of all classes of Shares of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Internal Revenue Code of 1986, as amended, shall apply in determining Share ownership of any Participant); or

                  (b) if such Participant's  rights to purchase Shares under all employee share purchase plans of the Company accrues at a rate which exceeds $25,000 in fair market value of the Shares (determined at the time of Plan enrollment) for each calendar year in which such purchase right is outstanding; or

                  (c) if immediately prior to commencement of a Purchase Period, the Eligible Employee has not been an employee of the Company for at least one year; or

                  (d) if the  Participant  is no longer an Eligible  Employee at the final  pricing date and when the shares are purchased.

     4.3. Each Participant's Election Form under Section 4.1 shall specify the contributions that he or she proposes to make for the related Purchase Period. If the Participant elects to make payroll deductions, such contributions shall be expressed as a specific dollar amount that Participant proposes to contribute in cash or a percentage of the Participant's Pay that his or her Participant Employer is authorized to deduct from his or her Pay each Pay Day during the Purchase Period (or as a combination of such cash and such payroll deduction contributions); provided, however:

                  (a) the minimum payroll  deduction  for a Participant for each
              Pay Day for purposes  under this Plan shall be $10.00, and

                  (b) the maximum  contribution which a Participant may make for purposes under this Plan for any calendar year shall be $25,000.

Notwithstanding the preceding, a Participant may, on his or her Election Form, elect to make cash deposits to the Plan at any time during a Purchase Period in any amount up to the $25,000 aggregate annual limit rather than or in addition to regular deductions from pay.

     4.4. A Participant shall have the right to amend his or her Election Form at any time to reduce or to stop his or her contributions, and such amendment shall be effective immediately for cash contributions and as soon as practicable after the Plan Administrator actually receives such amended Election Form for payroll deductions.

     4.5. A Participant may withdraw his or her contributions at any time. A withdrawal shall be deducted from the Participant's Account as of the date the Plan Administrator receives such amended Election Form, and the actual withdrawal shall be effected by the Plan Administrator as soon as practicable after such date. A Participant who withdraws his or her contributions in full may not be eligible to participate in the Plan for six (6) months from the date of such withdrawal, i.e., will not be eligible for the next Purchase Period.

     4.6. All payroll deductions made for a Participant shall be credited to his or her Account as of the Pay Day as of which the deduction is made. All cash deposits made by a Participant shall be credited to his or her Account as of the date such amount is received by the Plan Administrator. All contributions made by a Participant under this Plan, whether in cash or through payroll deductions, shall be held by the Company or by such Participant's Participating Employer, as agent for the Company. All such contributions shall be held as part of the general assets of the Company and shall not be held in trust or otherwise segregated from the Company's general assets. No interest shall be paid or accrued on any such contributions. Each Participant's right to the contributions credited to his or her Account shall be that of a general and unsecured creditor of the Company. Each Participating Employer shall have the right to make such provisions as it deems necessary or appropriate to satisfy any tax laws with respect to purchases of Shares made under this Plan.

     4.7. The balance credited to the Account of an Eligible Employee automatically shall be refunded in full (without interest) if his or her status as an employee of all Participating Employers terminates for any reason whatsoever during a Purchase Period. Such refunds shall be made as soon as practicable after the Plan Administrator has actual notice of any such termination.

5.   PURCHASE OF SHARES

     5.1. If a Participant is an Eligible Employee through the end of a Purchase Period, the balance which remains credited to his or her Account at the end of such Purchase Period automatically shall be applied to purchase Shares at the Purchase Price for such Shares for such Purchase Period. Such Shares shall be purchased on behalf of the Participant by operation of this Plan in whole and fractional Shares.

     5.2. Except as specifically provided herein, all Participants shall have the same rights and privileges under the Plan. All rules and determinations of the Board in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

     5.3. On the first day of each Purchase Period, each Eligible Employee participating in such Purchase Period shall be deemed to have been granted an option to purchase on the last day of such Purchase Period (at the applicable Purchase Price) up to a number of Shares determined by dividing such Eligible Employee's (i) payroll deductions accumulated prior to the last day of such Payroll Period, or (ii) specified purchase amount under Section 4.1, by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period a number of shares which would exceed the limit specified in Section 4.2(b). Unless a Participant withdraws from the Plan as provided in Section 4.5 hereof, his or her option for the purchase of shares shall be deemed to have been exercised automatically on the Exercise Date, and the maximum number of shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

     5.4. The Plan Administrator may use up to ten (10) trading days following the end of a Purchase Period to make open market purchases of the Company's common stock to acquire Shares to satisfy its obligations under this Plan. For the purpose of determining holding periods pursuant to the Plan, all Shares purchased shall be deemed to have been purchased on the last day of the relevant Purchase Period. If the total Shares to be purchased in accordance with Section
5.1 exceeds the number of Shares available under the Plan, (after deducting all of the Shares previously purchased under Section 5.1), the Plan Administrator shall make a pro rata allocation of the Shares in a uniform manner.

6.   DELIVERY

     A book-entry record of the Shares purchased by each Participant shall be maintained by the Company's transfer agent and no certificates shall be issued for such Shares except to the extent that a Participant specifically so requests. Notwithstanding the foregoing, when a refund is made to a Participant pursuant to Section 5.5, certificates shall be delivered to him or her for all Shares then held for the Participant under the Plan. A Share certificate delivered to a Participant shall be registered in his or her name or, if the Participant so elects and is permissible under applicable law, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship. However, (a) no Share certificate representing a fractional share of Share shall be delivered to a Participant or to a Participant and any other person, (b) cash which the Plan Administrator deems representative of the value of a Participant's fractional share shall be distributed (when a Participant requests a distribution of certificates for all of the shares of Share held for him or her) in lieu of such fractional share unless a Participant in light of Rule 16b-3 waives his or her right to such cash payment and (c) the Plan Administrator shall have the right to charge a Participant for registering a Share in the name of the Participant and any other person. No Participant (or any person who makes a claim for, on behalf of or in place of a participant) shall have any interest in any Share under this Plan until they have been reflected in the book-entry record maintained by the transfer agent or the certificate for such Share has been delivered to such person.

7.   DESIGNATION OF BENEFICIARY

     A Participant may designate on his or her Election Form a Beneficiary (a) who shall receive the balance credited to his or her Account if the Participant dies before the end of a Purchase Period and (b) who shall receive the Share, if any, purchased for the Participant under this Plan if the Participant dies after the end of a Purchase Period but before either the certificate representing such Shares has been delivered to the Participant or before such Shares have been credited to a brokerage account maintained for the Participant. Such designation may be revised in writing at any time by the Participant by filing an amended Election Form, and his or her revised designation shall be effective at such time as the Plan Administrator receives such amended Election Form. If a deceased Participant fails to designate a Beneficiary or, if no person so designated survives a Participant or, if after checking his or her last known mailing address, the whereabouts of the person so designated survives a Participant or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the Participant's estate shall be treated as his or her designated Beneficiary under this Section 7.

8.   TRANSFERABILITY AND DISPOSITIONS

     8.1. Neither the balance credited to a Participant's Account nor any rights to receive Shares under this Plan may be assigned, encumbered, alienated, transferred, pledged or otherwise disposed of in any way by a Participant during his or her lifetime or by his or her Beneficiary or by any other person during his or her lifetime, and any attempt to do so shall be without effect.

     8.2. Except as provided in Section 6, no sale, transfer or other disposition may be made of any Shares purchased under the Plan during the first nine (9) months following the end of a Purchase Period. If a Participant violates the foregoing restriction, he or she shall remit to the Company an amount of cash equal to the difference between the Purchase Price for such Shares and the price paid by the Plan Administrator to acquire the Shares as provided under Section 5.4. Solely for purposes of the preceding sentence, the term "Purchase Price" shall be deemed to be the greater of (i) the Closing Price for a Share on the last trading day of a Purchase Period, or (ii) the average price paid for all Shares purchased by the Plan Administrator to satisfy its obligations to issue Shares pursuant to Sections 5.1 and 5.4. Notwithstanding the foregoing, if a Participant who owns Shares subject to the foregoing restriction is determined by the Plan Administrator in its discretion to have a serious financial need for the proceeds of the sale of such Shares, then upon application made by the Participant, the Plan Administrator shall consent to a sale of such Shares to the extent necessary to satisfy the serious financial need, and the Participant will not be required to make the remittance to the Company described in this Section 8.2. Alternatively, the Plan Administrator may, at the Participant's option, sell the Shares and deduct from the proceeds of such sale the remittance due under this Section 8.2. No participant shall be required to sell Shares upon termination of employment.

9.   SECURITIES REGISTRATION

     If the Company shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute any Shares purchased under this Plan or to qualify any such Shares for an exemption from any such statutes, the Company shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Company shall make prompt application for the listing on such national securities exchange of such Shares, at its own expense. Purchases of Shares hereunder shall be postponed as necessary pending any such action.

10.  COMPLIANCE WITH RULE 16B-3

     All elections and transactions under this Plan by persons subject to Rule 16b-3 are intended to comply with at least one of the exemptive conditions under Rule 16b-3. The Plan Administrator shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Plan Administrator may deem necessary or appropriate. If any provision of this Plan or such administrative guidelines or any act or omission with respect to this Plan (including any act or omission by an Eligible Employee) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guidelines or act or omission shall be deemed null and void.

11.  AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate, and any such amendment shall be subject to the approval of the Company's shareholders to the extent such approval is required under the laws of the State of Texas, federal tax laws or to the extent such approval is required to meet the security holder approval requirements under Rule 16b-3; provided, however, no amendment shall be retroactive unless the Board in its discretion determines that such amendment is in the best interest of the Company or such amendment is required by applicable law to be retroactive. The Board also may terminate this Plan and any Purchase Period at any time (together with any related contribution election) or may terminate any Purchase Period (together with any related contribution elections) at any time; provided, however, no such termination shall be retroactive unless the Board determines that applicable law requires a retroactive termination.

12.  NOTICES

     All Election Forms and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of any such Election Form and communications.

13.  EMPLOYMENT

     The right to elect to participate in this Plan shall not constitute an offer of employment or membership on the Board, and no election to participate in this Plan shall constitute an employment agreement for an Eligible Employee. Any such right or election shall have no bearing whatsoever on the employment relationship between an Eligible Employee and any other person. Finally, no Eligible Employee shall be induced to participate in this Plan, or shall participate in this Plan, with the expectation that such participation will lead to employment or continued employment.

14.  CHANGES IN CAPITAL STRUCTURE

     14.1. In the event that the outstanding Shares of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of Shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, Share splitup, combination of Shares or dividend payable in Shares, appropriate adjustment shall be made by the Board in the number or kind of Shares as to which a right granted under this Plan shall be exercisable, to the end that the right holder's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Board shall be conclusive.

     14.2. If the Company is not the surviving or resulting corporation in any reorganization, merger, consolidation or recapitalization, this Plan, and the Company's rights, duties and obligations hereunder, shall be assumed by the surviving or resulting corporation and the rights of a Participant to purchase Shares shall continue in full force and effect.

15.  HEADINGS, REFERENCES AND CONSTRUCTION

     The headings to sections in this Plan have been included for convenience of reference only. This Plan shall be interpreted and construed in accordance with the laws of the State of Texas.

16.  SHAREHOLDER APPROVAL

     This Plan is  intended  to be a  "Qualified  Plan"  within  the  meaning of
Section 423 of the Internal Revenue Code of 1986, as amended. Accordingly, the Company will seek shareholder approval of the Plan at the next annual meeting of the Company's shareholders. If shareholder approval is not obtained, the Board of Trust Managers may terminate the Plan or cause the Plan to continue as a non-"Qualified Plan" in its sole discretion.

                             CAMDEN PROPERTY TRUST
                        FORM OF PROXY FOR ANNUAL MEETING
                             TO BE HELD MAY 4, 2000


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS.

The undersigned hereby appoints Richard J. Campo, D. Keith Oden and G. Steven Dawson, or any of them, proxies of the undersigned, with full powers of substitution, to vote all of the common shares of beneficial interest of Camden Property Trust that the undersigned is entitled to vote at the Annual Meeting to be held on May 4, 2000 and at any adjournment thereof, and authorizes and instructs said proxies to vote as set forth on the reverse side.

    THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN
                    PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.   Election of Trust Managers                       FOR          WITHHOLD               NOMINEES:
     Instruction: To withhold authority                       AUTHORITY FOR ALL       Richard J. Campo
     to vote for any individual nominee,                           NOMINEES           William R. Cooper
     write in that nominee's name on the                                              George A. Hrdlicka
     lines below.                                                                     Scott S. Ingraham
                                                                                      Lewis A. Levey
________________________________________                                              D. Keith Oden
                                                                                      F. Gardner Parker
________________________________________                                              Steven A. Webster

2.   Approval of an amendment to our share            FOR          AGAINST                 ABSTAIN
     incentive plan.

3.   Approval and adoption of a plan to               FOR          AGAINST                 ABSTAIN
     encourage  share purchase and
     ownership by our employees.

4.   Ratification of the appointment of               FOR          AGAINST                 ABSTAIN
     Deloitte & Touche LLP as independent
     auditors.


     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.



                                 This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

                                 PLEASE MARK,  SIGN,  DATE AND RETURN
                                 THE PROXY  CARD  PROMPTLY  USING THE
                                 ENCLOSED ENVELOPE OR BY FACSIMILE TO
                                 (713) 354-2710.


                                 _____________________________________
                                 Signature

                                 Dated:  __________________________, 2000

                                 NOTE: Please sign name exactly as it appears on the share certificate. Only one of several joint owners need to sign. Fiduciaries should give full title.